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                                                                    Exhibit 31.2




                        CERTIFICATION OF PERIODIC REPORT
            PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

      I, Victor M. Suglia, Chief Financial Officer, of Friedman's Inc. certify that:

      1. I have reviewed this Quarterly Report on Form 10-Q of Friedman's Inc. for the fiscal quarter ended June 28, 2003;

      2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this Report;

      3. Based on my knowledge, the financial statements, and other financial information included in the report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

      4. The registrant's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-145(e) and 15d-145(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for the registrant and have:

      a) Designed such disclosure controls and procedures, or caused such disclosure controls or procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

      b) [Paragraph omitted in accordance with SEC transition instructions contained in SEC Release 34-47986];

      c) Evaluated the effectiveness of the registrant's disclosure controls and procedures presented in this report and presented in this Report our conclusions about the effectiveness of the disclosure controls and procedures as of the end of the period covered by this report based on such evaluation; and

      d) Disclosed in this report any change in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.
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      5. The registrant's other certifying officers and I have disclosed, based on our most recent evaluation of internal controls over financial reporting, to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

      a) All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize and report financial information; and

      b) Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls over financial reporting.


Date: August 8, 2003

                                             /s/Victor M. Suglia
                                             -----------------------------------
                                             Victor M. Suglia
                                             Senior Vice President and
                                             Chief Financial Officer



A signed original of this written statement required by Section 302 of the Sarbanes-Oxley Act of 2002 has been provided to Friedman's Inc. and will be retained by Friedman's Inc. and furnished to the Securities and Exchange Commission or its staff upon request.